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                                                               EXHIBIT 10(e)(2)

                    MODIFICATION AND ALLONGE TO VARIABLE RATE
                       PROMISSORY NOTE AND LOAN AGREEMENT

         This Modification and Allonge to Variable Rate Promissory Note and Loan Agreement ("Agreement") is made effective this 1st day of August, 2002 by and between Core Molding Technologies, Inc., a Delaware corporation formerly known as Core Materials Corporation, a Delaware corporation ("Borrower") and KeyBank National Association, a national banking association ("Lender").

                             BACKGROUND INFORMATION

         A. Borrower delivered its Variable Rate Promissory Note to Lender, dated December 3, 1997 (as subsequently amended, "Note"), evidencing its agreement to repay advances made thereunder up to $7,500,000 and executed a Loan Agreement on even date therewith (as subsequently amended, "Loan Agreement"). The Note, Loan Agreement and other loan documents related thereto are collectively referred to as the "Loan Documents".

         B. The Note and Loan Agreement were previously modified to extend the Maturity Date to August 1, 2002.

         C. Borrower and Lender desire to amend further the Note and Loan Agreement as provided herein.

         The parties hereto acknowledge the accuracy of the foregoing Background Information and for adequate consideration received hereby agree as follows:

                                    AGREEMENT

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Note and/or Loan Agreement.

         SECTION 2. MODIFICATION OF MATURITY DATE. The following term set forth in the Note and Loan Agreement shall have the meaning set forth below:

                  "Maturity Date" shall mean April 30, 2004.

         SECTION 3. MODIFICATION OF NOTE. The following terms set forth in the Note shall have the meanings set forth below:

                  "Variable Rate" the rate equal to the Prime Rate.

         SECTION 4. AMENDMENT OF LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         (a) Section 5, Fees. The second paragraph of Section 5 is hereby deleted in its entirety and replaced with the following:


                  "Borrower shall also pay a fee to Lender in connection with the Loan equal to 1/8% per annum of the unused portion of such Loan during the previous calendar quarter, which fee shall be due and payable within fifteen (15) days after receipt of an invoice from Lender."

         (b) Section 11, paragraph (b) is hereby deleted in its entirety and replaced with the following:

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                  "(b)     Borrower shall not permit its Minimum Fixed Charge
                           Coverage Ratio to be less than 1.15 to 1.00 as determined at the end of each fiscal quarter, commencing September 30, 2002. This ratio shall be tested quarterly on a rolling four (4) quarters basis. For purposes of this paragraph Borrower's fiscal quarter shall be deemed to end on March 31, June 30, September 30 and December 31."


         (c) Section 11, paragraph (c) is hereby deleted in its entirety and replaced with the following:

                  "(c) Borrower shall not permit its Minimum Debt Service Coverage Ratio to be less than 1.25 to 1.00 as determined at the end of each fiscal quarter, commencing September 30, 2002. This ratio shall be tested quarterly on a rolling four (4) quarters basis. For purposes of this paragraph Borrower's fiscal quarter shall be deemed to end on March 31, June 30, September 30 and December 31."


         (d) Section 11, paragraph (e) is hereby deleted in its entirety and replaced with the following:

                  "(e) Borrower shall maintain a Senior Funded Obligations to EBITDAL ratio not to exceed 3.75 to 1.00 as determined at the end of each fiscal quarter, commencing September 30, 2002. This ratio shall be tested quarterly on a rolling four (4) quarters basis. For purposes of this paragraph Borrower's fiscal quarter shall be deemed to end on March 31, June 30, September 30 and December 31."


         (e) Section 11, paragraph (d), the following definitions are hereby substituted for the definitions set forth in the Loan Agreement::

                  "MINIMUM FIXED CHARGE COVERAGE RATIO" means:

                                 EBITDAL + Rent/Lease Expenses
                                 -----------------------------
                                   Interest Expense* + PPLTD +
                                       Rent/Lease Expense +
                                Maintenance Capital Expenditures

                  (*"Interest Expense" excludes any accrued but not paid Subordinated Debt interest.)

                  "SENIOR FUNDED OBLIGATIONS TO EBITDAL" means:

         Senior Debt + Discounted Present Value of Future Lease Payment Stream**
         -----------------------------------------------------------------------
                                     EBITDAL

                  (**discounted present value of 7.50% to be used in calculation of Future Lease Payment Stream.)

                  All other accounting terms used herein and in the Loan Agreement, unless otherwise defined, shall be construed in accordance with GAAP.

         (f) The following financial reporting requirements are hereby added to the Loan Agreement:

                  (i) Within fifty (50) days of the last day of each month commencing September 30, 2002, Borrower shall provide Lender with Borrower's internally prepared financial statements certified as true and correct by Borrower:

                  (ii) Within ninety-five (95) days of the end of each fiscal year of Borrower, commencing with the fiscal year 2002, Borrower shall provide its annual,


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                           audited financial statements prepared by an
                           independent Certified Public Accountant, reasonably acceptable to Lender:

                  (iii) Within fifty (50) days of the end of each fiscal quarter commencing September 30, 2002 and within ninety-five (95) of the end of each fiscal year commencing with the fiscal year 2002, Borrower shall deliver to Lender a completed Covenant Compliance Certificate in the form reasonably acceptable to Lender; and

                  (iv) Such other financial information as may be reasonably be requested by Lender.

         SECTION 5 CONDITIONS. The extension of the Maturity Date and the modifications set forth herein are conditioned upon Borrower's full satisfaction of the following conditions:

         (a) Borrower shall deliver to Lender a fully-executed original of this Agreement;

         (b) Borrower shall deliver to Lender certified copies of Borrower's corporate resolution authorizing the execution of this Agreement;

         (c) Borrower shall pay to Lender at the time of the execution and delivery of this Agreement a fee of $10,000 (the "Renewal Fee"); and

         (d) Borrower shall pay all expenses incurred by Lender in connection with this Agreement, including, but not limited to , attorney's fees and expenses.

         SECTION 6 ALLONGE. The parties agree that this Agreement shall be firmly affixed to and become an allonge to the Note.

         SECTION 7 EFFECT OF MODIFICATION. Except as expressly modified herein, all of the terms and condition of the Note, Loan Agreement and Loan Documents, as previously modified in writing, shall remain in full force and effect. All security given for the Loan and all guarantees of the Loan, if any, shall continue in full force and effect.

         SECTION 8. REPRESENTATION AND WARRANTIES OF BORROWER. By execution of Agreement, Borrower represents and warrants to Lender that:

         (a) Borrower has full right, power and authority to execute this Agreement and to perform all of its obligations thereunder;

         (b) Upon execution of this Agreement by Borrower and Lender, no uncured event of default exists under the Note, Loan Agreement or Loan Documents;

         (c) Borrower reaffirms its obligation to pay the Loan in full, the validity and enforceability of the Note, Loan Agreement and Loan Documents;

         (d) Except to the extent otherwise disclosed to Lender, Borrower affirms that all representations, warranties and covenants of Borrower set forth in the Note, Loan Agreement and/or Loan Documents are true and accurate.

         SECTION 9. WAIVER OF JURY TRIAL. Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily, and intentionally waives any right it may have to a trial by jury in any litigation based upon or arising out of this Agreement or any course of conduct, dealing, statements (whether oral or written), or actions of Lender. Borrower shall not seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year set forth above.


LENDER:

KEYBANK NATIONAL ASSOCIATION


By:      /s/ Roger D. Campbell
   ------------------------------------
    Roger D. Campbell, Senior Vice President


BORROWER:


CORE MOLDING TECHNOLOGIES, INC.


By:      /s/ Herman F. Dick, Jr.
   -----------------------------
    Herman F. Dick, Jr., Treasurer and Chief Financial Officer